UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
_________________________
Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 6, 2020
_________________________
Marriott Vacations Worldwide Corporation
(Exact name of registrant as specified in its charter)
 _________________________

Delaware	001-35219	45-2598330
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6649 Westwood Blvd.	Orlando	FL	32821
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code (407) 206-6000
N/A
(Former name or former address, if changed since last report)
_________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	VAC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

1

Item 2.02 Results of Operations and Financial Condition
On May 6, 2020, Marriott Vacations Worldwide Corporation (the “Company,” “we” or “our”) issued a press release providing a business update and preliminary financial results for the quarter ended March 31, 2020. A copy of the press release is attached as Exhibit 99.1 hereto and incorporate herein by reference.
As provided in General Instruction B.2 of Form 8-K, the information contained in Item 2.02 of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), nor shall any such information be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”).
Item 7.01 Regulation FD Disclosure
Extension to File Quarterly Report on Form 10-Q
Due to circumstances related to the coronavirus (“COVID-19”) pandemic, the Company is filing this Current Report on Form 8-K to avail itself of an extension to file its Quarterly Report on Form 10-Q (the “First Quarter Form 10-Q”) for the quarter ended March 31, 2020. The Company is relying on the Securities and Exchange Commission’s Order under Section 36 of the Securities Exchange Act of 1934 Modifying Exemptions from the Reporting and Proxy Delivery Requirements for Public Companies, dated March 25, 2020 (Release No. 34-88465).
The Company’s operations and business have experienced significant disruptions due to the unprecedented conditions surrounding the COVID-19 pandemic. These disruptions include, but are not limited to, the temporary closure of all of the Company’s North American sales centers, the temporary closure of its resorts in North America to rental guests, the temporary reduction of amenities and operations at all of its resorts based on various government mandates and advisories, and other interruptions of the Company’s business and financial operations associated with or caused by COVID-19. To finalize the First Quarter Form 10-Q, the Company must perform significant valuation work, including, among other things, assessing subsequent events, and determining whether assets are impaired. However, because of mandatory social quarantining/self-isolation, work from home orders and reduced hours, Company personnel have limited availability to perform this work. The Company anticipates that it will file its First Quarter Form 10-Q on or about May 22, 2020.
Waiver to Corporate Credit Facility
We currently anticipate that we will be entering into a waiver under our corporate credit facility (the “Corporate Credit Facility”) with the lenders holding a majority of commitments under our revolving credit facility (the “Revolving Credit Facility”) that will, among other things, suspend the requirement to comply with the quarterly maximum consolidated first lien net leverage ratio test that is applicable solely to the Revolving Credit Facility for up to four quarters, commencing with the fiscal quarter ending June 30, 2020.  For such time as the quarterly maximum consolidated first lien net leverage ratio test is suspended, the interest rate on borrowings under the Revolving Credit Facility and the commitment fee in respect of the unutilized commitments thereunder will be adjusted to the highest level under the Corporate Credit Facility, irrespective of our credit rating. Further, during the suspension period, we will be required to maintain monthly minimum liquidity of at least $300 million until March 31, 2021. In addition, during such time, Marriott Ownership Resorts, Inc., as borrower, and its restricted subsidiaries have agreed that without the consent lenders holding a majority of commitments under the Revolving Credit Facility, they are prohibited from making certain restricted payments and investments and incurring certain secured indebtedness, in each case as would otherwise be permitted under the Corporate Credit Facility covenants.  Once the quarterly maximum consolidated first lien net leverage ratio test is reinstated, Consolidated EBITDA will be determined, subject to the terms of the waiver, on an annualized basis for purposes of calculating the maximum consolidated first lien net leverage ratio for each of the next three applicable four quarter test periods.
As provided in General Instruction B.2 of Form 8-K, the information contained in Item 7.01 of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, nor shall any such information be deemed to be incorporated by reference in any filing under the Securities Act.
Item 8.01 Other Events
Proposed Offering
On May 6, 2020, the Company issued a press release to announce that Marriott Ownership Resorts, Inc., its wholly owned subsidiary intends, subject to market and other conditions, to offer $400 million aggregate principal amount of senior secured notes due 2025 (the “Notes”) as set forth in the preliminary offering memorandum, dated May 6, 2020 (the “Offering Memorandum”). A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

No Offer or Solicitation
This communication is for informational purposes only and is not intended to and does not constitute an offer to buy, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act and otherwise in accordance with applicable law.
Risk Factor Update
The Company is supplementing the risk factors previously disclosed in its most recent periodic reports filed with the Securities and Exchange Commission (the “SEC”) as follows:
The COVID-19 pandemic is severely and adversely affecting our sales and our operations, and will have serious adverse effects on our business, financial condition and results of operations for an unknown period of time.
In March 2020, the World Health Organization declared the coronavirus (“COVID-19”) outbreak a pandemic. In the wake of this declaration, our operations have been impacted by recommendations and/or mandates from national, federal, state, and local authorities to stay home and to avoid non-essential contact and gatherings of people, and to self-quarantine. As a result, since March 16, 2020, we have seen marked declines in occupancy, rentals, and contract sales because of the temporary closure of substantially all of our sales centers internationally, the temporary closure of many of our resorts, the temporary closure of our resorts for rental guests with stays at our branded North America vacation ownership resorts, and the reduction in operations and amenities at all of our resorts based on various government mandates and advisories. We have implemented furloughs and reduced work hours for our associates and have instituted “work from home” measures for many of our associates. In addition, to minimize the risk of COVID-19 to our employees and customers and to prevent the continued spread of the virus, we may implement new social distancing and hygiene protocols at our resorts, sales centers, and corporate offices in accordance with the guidelines from national, federal, state, and local authorities. These measures, while intended to protect human life, may result in additional costs, operational inefficiencies, and fewer revenue opportunities. While it is not possible at this time to estimate the impact that any protocols adopted to combat COVID-19 could have on our business, measures such as canceling in-person sales tours and customized presentations could result in lesser effectiveness of customer-associate interaction and diminished customer satisfaction, which could adversely impact our financial condition. We are monitoring the situation and intend to reopen our sales centers and resorts and increase operations and amenities as conditions permit; however, extended or further closures may be required nationally, regionally, or in specific locations. In addition, we cannot predict any limitations national, federal, state and local governments may impose on our operations when we are able to reopen our resorts, which may include, for example, limitations on access to swimming pools, gyms and other sports facilities, mask protection, as well as other protections that may limit the use of amenities at our resorts to enforce social distancing measures. This situation is unprecedented and rapidly changing and has unknown duration and severity.
The COVID-19 pandemic has had a material adverse impact, and is expected to continue to have a material adverse impact, on global economies and financial markets, which has resulted in an economic downturn that has reduced demand for our products. The success of our business and our profitability depend, in substantial part, upon the health of the travel industry, which has been adversely affected by the COVID-19 pandemic. A substantial amount of our sales activity occurs at our resorts, and the number of prospective and current owners who visit our resorts has an impact on sales volume. Fear of exposure to COVID-19 has caused travelers to cancel travel plans to our resorts. These changes in vacation and travel patterns due to COVID-19 have begun to adversely affect our cash flows, revenues and profits. Moreover, even once travel advisories and restrictions are lifted, travel demand may remain weak for a significant length of time, and we cannot predict if or when demand for our resorts will return to pre-COVID-19 pandemic levels. Adverse changes in the perceived or actual economic climate, including higher unemployment rates, declines in income levels and loss of personal wealth resulting from the impact of COVID-19 are expected to negatively affect travel demand for a prolonged period of time.
The COVID-19 pandemic has led to an increase in payment delinquencies for our vacation ownership notes receivable. The number of delinquencies may increase over time if the duration of the pandemic or its effect on economic conditions continues for a long period and could lead to defaults on financing that we provide to purchasers of our products. Purchaser defaults may cause us to foreclose on vacation ownership notes receivable and reclaim ownership of the financed interests and could impact our ability to secure ABS or warehouse credit facility financing on terms that are acceptable to us, or at all. In addition, the transactions in which we have securitized vacation ownership notes receivable contain certain portfolio performance requirements related to default and delinquency rates, which, if not met, would result in loss or disruption of cash flow until portfolio performance sufficiently improves to satisfy the requirements.
The duration and extent of the impact of the COVID-19 pandemic on our business and financial results will largely depend on future developments, including the duration and spread of the pandemic, the extent and severity of any resurgences of the pandemic in the future, the response by all levels of government in their efforts to contain the pandemic and to mitigate the economic disruptions, the related impact on consumer confidence and spending, and how quickly economies and demand for our products recover after the pandemic subsides, all of which are highly uncertain, rapidly changing and cannot be predicted. Such impacts are expected to adversely affect our profitability, cash flows, financial results, and capital resources for a significant period of time.
The COVID-19 pandemic and the volatile regional and global economic conditions stemming from the pandemic could also precipitate or aggravate the other risk factors that we identify in our Annual Report on Form 10-K for the year ended December 31, 2019, which could materially adversely affect our business, financial condition, results of operations (including revenue, profitability and cash flow) and/or stock price. Further, the COVID-19 pandemic may also adversely affect our operating and financial results in a manner that is not presently known to us or that we currently do not consider to present significant risks to our operations.
The economic disruption caused by the COVID-19 pandemic is adversely affecting our ability to generate cash to support our continuing operations, implement our growth plans, pay quarterly dividends, resume our stock repurchase program, and make interest and other payments with respect to our indebtedness and other obligations.
We depend upon our operations to generate strong cash flows to support our operating activities, supply capital to finance our operations and growth, make capital expenditures and acquisitions, manage our debt levels, and return value to our shareholders through dividends and stock repurchases. The economic disruption caused by the COVID-19 pandemic is adversely affecting our ability to generate sufficient cash flows from operations to support these activities and could adversely affect our ability to make interest and other payments with respect to our indebtedness and other obligations.
We have taken steps to reduce operating costs and improve efficiency, including furloughing most of our associates and significantly reducing work weeks for most of the remaining associates. Such steps, and further changes we may make in the future to reduce costs, may negatively impact owner and guest satisfaction and our ability to attract and retain associates. For example, if furloughed personnel do not return to work with us when the COVID-19 pandemic subsides, including because they found new jobs during the furlough, we may experience operational challenges that impact owner satisfaction and demand for our products, which could limit our ability to grow and expand our business and could reduce our profits.
We have also taken steps to reduce or defer planned inventory and corporate capital expenditures, which may negatively impact owner satisfaction and may make our products less attractive to prospective purchasers.
We suspended our stock repurchase program and expect to discontinue declaration and payment of quarterly cash dividends for the foreseeable future. The failure to repurchase stock and failure to pay dividends may negatively impact our reputation and investor confidence in us, which may negatively affect our stock price.
In addition, we may not be able to generate sufficient cash from operations to service our indebtedness and other obligations. If we cannot make scheduled payments under any of the agreements governing our debt, we would be in default under such agreements, and the lenders under our Corporate Credit Facility could terminate their commitments to loan money. In the case of secured debt, such lenders and other creditors could foreclose on the assets securing such debt and apply the amounts realized from such foreclosures to repay amounts owed to them. Any of these actions would likely trigger cross-default or cross-acceleration provisions in our other debt instruments, which would allow the creditors under such instruments to exercise similar rights. If any of these actions were taken, we could be forced into restructuring, bankruptcy or liquidation.
Our Corporate Credit Facility and our indentures contain various restrictive covenants. The failure to comply with such covenants could have an adverse effect on us. We may not be able to raise additional financing.
The credit agreement that governs the Corporate Credit Facility and the indentures that govern our senior notes impose significant operating and financial restrictions on us, which, among other things, limit our ability and the ability of certain of our subsidiaries to incur debt, pay dividends and make other restricted payments, make loans and investments, incur liens, sell assets, enter into affiliate transactions, enter into agreements restricting subsidiaries’ ability to pay dividends and consolidate, merge or sell all or substantially all of their assets. All of these covenants and restrictions limit how we conduct our business. In addition, we are required to maintain a specified leverage ratio under the terms of the Corporate Credit Facility.
Any failure to comply with the restrictions contained in the Corporate Credit Facility or the indentures governing our senior notes, including any failure to comply with financial maintenance covenants in the Corporate Credit Facility due to the negative effects of the COVID-19 pandemic on our revenue and results of operations or any failure to comply with the reporting covenants in the Corporate Credit Facility or the indentures governing our senior notes, may result in an event of default under our Corporate Credit Facility or the indentures governing our senior notes. In particular, as a result of the impact that the COVID-19 pandemic has had on our business, we are availing ourselves of an extension to file our First Quarter Form 10-Q with the SEC in reliance on an applicable SEC order, as described in Item 7.01 above. Although we currently expect to file the First Quarter Form 10-Q on or about May 22, 2020, we may encounter difficulties in doing so. If we do not file our First Quarter Form 10-Q on or about May 15, 2020, our failure to file by that date will constitute a default, subject to the applicable grace period, under the credit agreement governing our Corporate Credit Facility. If we are unable to file our First Quarter Form 10-Q before the end of the applicable grace period, an event of default would occur under our Corporate Credit Facility, which would give the lenders the right to terminate their commitments to lend to us under the facility and accelerate our outstanding borrowings. If an event of default for this or any other reason occurs and is not cured or waived, our obligations under the Corporate Credit Facility or the indentures could be accelerated. We may not have sufficient cash to repay any such debt.
We may be required to raise additional capital to refinance our obligations under the Corporate Credit Facility or the indentures or support our operations. Our access to and cost of financing will depend on, among other things, global economic conditions, conditions in the global financing markets, the availability of sufficient amounts of financing, our prospects and our credit ratings, and the outlook for our industry as a whole. The terms of future debt agreements could include more restrictive covenants, require incremental collateral, which may further restrict our business operations or cause future financing to be unavailable due to our covenant restrictions then in effect. There is no guarantee that debt or equity financings will be available in the future on terms favorable to us or at all.
Cautionary Note Regarding Forward-Looking Statements
Certain statements included in this Current Report on Form 8-K and information incorporated by reference herein, constitute “forward-looking statements” within the meaning of federal securities laws, including, for example, the statement that the Company anticipates that it will file its First Quarter Form 10-Q no later than on or about May 22, 2020. These forward-looking statements are based on current expectations and assumptions that involve risks and uncertainties and on information available to the Company as of the date hereof. The Company cautions you that these statements are not guarantees and are subject to numerous risks and uncertainties, such as: the effects of the COVID-19 outbreak, including reduced demand for vacation ownership and exchange products and services, volatility in the international and national economy and credit markets, worker absenteeism, quarantines or other travel or health-related restrictions; the length and severity of the COVID-19 pandemic; the pace of recovery following the COVID-19 outbreak; competitive conditions; the availability of capital to finance growth, and other matters referred to under the heading “Risk Factors” contained in the Company’s most recent Annual Report on Form 10-K filed with the SEC, in Item 8.01 of this Current Report on Form 8-K, and in subsequent SEC filings, any of which could cause actual results to differ materially from those expressed in or implied in this Current Report on Form 8-K. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise.
Item 9.01 Financial Statements and Exhibits.
(d) The following exhibits are being furnished herewith:

Exhibit Number	Description
99.1	Press release providing a business update and preliminary financial results for the quarter ended March 31, 2020
99.2	Press Release announcing Notes Offering, dated May 6, 2020
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL (included as Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
(Registrant)

Dated: May 6, 2020	By:	/s/ John E. Geller, Jr.
	Name:	John E. Geller, Jr.
	Title:	Executive Vice President and Chief Financial and Administrative Officer